SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                               September 14, 2006

                                DUNE ENERGY, INC.
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             (Exact Name of Registrant as Specified in its Charter)

Delaware                          0-27897                           95-4737507
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State of                          Commission                        IRS Employer
Incorporation                     File Number                       I.D. Number

              3050 Post Oak Blvd., Suite 695, Houston, Texas 77056
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                     Address of principal executive offices

                  Registrant's telephone number: (713) 888-0895
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

      On September 14, 2006, Itera Holdings BV ("Itera"), advanced $4.5 million to us, pursuant to an Amended and Restated Term Loan Agreement dated as of August 31, 2006 (the "Amended Itera Term Loan Agreement"). Previously, Itera had advanced $20.5 million to us under a Term Loan Agreement dated as of November 17, 2005 (the "Original Itera Term Loan Agreement"), and such amount was evidenced by a subordinated convertible promissory note (the "Original Itera Note"). In connection with the recent $4.5 million advance from Itera, we reduced the conversion price in the Original Itera Note by which Itera can elect to convert all or a portion of its $25 million principal amount of indebtedness (plus accrued and unpaid interest), into shares of our common stock. Pursuant to an Amended and Restated Subordinated Convertible Note dated as of August 31, 2006 (the "Amended Itera Note"), upon electing to convert outstanding indebtedness into shares of our common stock, Itera will receive such number of shares of our common stock equal to the amount of indebtedness they wish to convert, divided by the lesser of (X) $2.65 or (Y) the price per share of any Equity Interests (including, but not limited to, Common Stock or equity convertible into Common Stock) sold by us in our next offering of such Equity Interests. Forms of the Amended Itera Term Loan Agreement and the Amended Itera Note, are filed as Exhibits 99.1 and 99.2, respectively, hereto.

      We have also entered into a Fifth Amendment to our senior credit facility, dated as of August 31, 2006, pursuant to which our senior lenders have extended their waiver through September 30, 2006, of compliance with certain covenants in our lending arrangements requiring certain levels of income from operations. The Fifth Amendment is filed as Exhibit 99.3 hereto.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit 99.1           Form of Amended Itera Term Loan Agreement

Exhibit 99.2           Form of Amended Itera Note

Exhibit 99.3           Form of Fifth Amendment to Senior Credit Facility


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2006

                                                     DUNE ENERGY, INC.


                                                     By: /s/ Alan Gaines
                                                         -----------------------
                                                         Alan Gaines
                                                         Chief Executive Officer


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